Exhibit 10.1

PAYOFF LETTER

August 29, 2018

Attis Industries Inc.

Attis Operations Inc.

Advanced Lignin Biocomposites LLC

Attis Envicare Medical Waste, LLC

Attis Genetics, LLC

Attis Healthcare, LLC

Attis Innovations, LLC

Mobile Science Technologies, Inc.

Red X Medical LLC

Integrity Lab Solutions, LLC

LGMG, LLC

Welness Benefits, LLC

Attis Federal Labs, LLC

Attis Commercial Labs, LLC

and the Guarantor party to the Credit Agreement (referred to below)

12540 Broadwell Road

Suite 2104

Milton, GA 30004

Attention: Jeff Cosman

Re:	Second Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement), by and among ATTIS OPERATIONS INC. (formerly known as MERIDIAN WASTE OPERATIONS, INC.), a New York corporation (“Operations”), MOBILE SCIENCE TECHNOLOGIES, INC., a Georgia corporation (“Mobile”), ATTIS HEALTHCARE, LLC, a South Carolina limited liability company (“Healthcare”), INTEGRITY LAB SOLUTIONS, LLC, an Oklahoma limited liability company (“Integrity”), RED X MEDICAL LLC, a Georgia limited liability company (“Red X”), WELNESS BENEFITS, LLC, an Oklahoma limited liability company (“Welness”), LGMG, LLC, an Oklahoma limited liability company (“LGMG”), ATTIS INNOVATIONS, LLC, a Georgia limited liability company (“Innovations”), and ADVANCED LIGNIN BIOCOMPOSITES LLC, a Minnesota limited liability company (“Advanced Lignin”), ATTIS ENVICARE MEDICAL WASTE, LLC, a Georgia limited liability company (“Envicare”), ATTIS GENETICS, LLC, a Georgia limited liability company (“Genetics”), ATTIS FEDERAL LABS, LLC, an Oklahoma limited liability company (“Federal Labs”), ATTIS COMMERCIAL LABS, LLC, an Oklahoma limited liability company (“Commercial Labs”, and together with Operations, Mobile, Healthcare, Integrity, Red X, Welness, LGMG, Innovations, Advanced Lignin, Envicare, Genetics, and Federal Labs the “Companies” and each, a “Company”), ATTIS INDUSTRIES INC. (formerly known as MERIDIAN WASTE SOLUTIONS, INC.), a New York corporation (“Holdings”) and CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders party thereto from time to time and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P. (“GSSLG”), as Administrative Agent (in such capacity, “Administrative Agent”), Collateral Agent (in such capacity, “Collateral Agent”), and Lead Arranger

Ladies and Gentlemen:

We understand that on August 29, 2018 (the “Payoff Date”), the Credit Parties plan to make a payment of cash and Capital Stock in satisfaction of all obligations outstanding under the Credit Agreement and other Credit Documents.

Upon Administrative Agent’s receipt on or prior to the Payoff Date before 12:00 p.m. (New York time) on such date of (i) a federal funds wire transfer in the amount of $3,000,000 (the “Payoff Amount”) to the account set forth below, (ii) Series F Preferred Capital Stock issued by Holdings (the “Series F Preferred Stock”) in an amount equal to the original issue price of $2,500,000 and (iii) a fully executed counterpart of this letter agreement signed by the Credit Parties (the time at which all of the conditions in the foregoing clauses (i), (ii) and (iii) shall first be satisfied is herein referred to as the “Payoff Effective Time”), the Administrative Agent (on behalf of itself and the Lenders) agrees and acknowledges that (a) all outstanding indebtedness (including, without limitation, for principal, interest and fees) and other obligations of the Credit Parties under the Credit Documents shall be paid and satisfied in full, (b) all security interests and other liens granted to or held by Collateral Agent for the benefit of the Lenders in the assets and property of the Company and the other Credit Parties (the “Property”) as security for such indebtedness shall be released automatically and irrevocably, (c) the Credit Parties and their designees shall be authorized to file the UCC-3 termination statements attached hereto as Annex A and deliver the other lien releases, mortgage releases, discharges of security interests, pledges and other similar discharge or release documents attached hereto as Annex A, and (d) the Credit Documents shall terminate and be of no further force or effect other than those provisions therein that specifically survive termination. Promptly following the Payoff Effective Time, Collateral Agent shall deliver to the Credit Parties any stock certificates, stock powers, original pledged notes and any other documents or instruments reasonably requested by the Credit Parties, including, but not limited to, any Irrevocable Proxy delivered in connection with the Credit Agreement and any intercompany note referred to in Section 3.1(j)(ii) of the Credit Agreement. Further, Collateral Agent agrees to take all additional steps requested by the Company as may be reasonably necessary to release its security interests in the Property, all at the expense of the Credit Parties and without recourse to, or warranty by, Administrative Agent or Collateral Agent, as applicable. The Credit Parties agree to pay Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by Administrative Agent or Collateral Agent, as applicable, in connection with the matters referred to in the previous sentence, and acknowledge that Collateral Agent’s execution of and/or delivery of any documents releasing any security interest or claim in any property of the Credit Parties as set forth herein is made without recourse, representation, warranty or other assurance of any kind by Collateral Agent as to Collateral Agent’s rights in any collateral security for amounts owing under the Credit Documents, the condition or value of any Collateral, or any other matter. Notwithstanding anything to the contrary contained herein or in any of such releases or other documents, the obligations and liabilities of the Credit Parties to Lenders, Collateral Agent and Administrative Agent under or in respect of the Credit Documents insofar as such obligations and liabilities survive termination of the Credit Documents shall continue in full force and effect in accordance with their terms.

The Payoff Amount is to be remitted by wire transfer of immediately available funds to the following account:

Citibank, N.A.

ABA # [ABA Number]

A/C Name: Goldman Sachs Specialty Lending Holdings, Inc.

Account # [Account Number]

Ref: Christian Disposal, LLC

Any funds received after 12:00 p.m. (New York time) on any day shall be deemed to have been paid by the Credit Parties on the next Business Day. If the Payoff Effective Time shall not have occurred at or prior to 12:00 p.m. (New York time) on or prior to August 31, 2018, then this letter agreement shall automatically terminate and have no further force or effect. For the avoidance of doubt, the Administrative Agent and Lenders have agreed to accept the Payoff Amount and Series F Preferred Stock if received on or prior to the date set forth in the immediately preceding sentence, but, if the Payoff Amount and Series F Preferred Stock are not received on or prior to such date, then the full amount of the Obligations shall remain outstanding.

If any payment at any time made to Administrative Agent, Collateral Agent or any Lender on account of any amount owing under the Credit Agreement (including, without limitation, the Payoff Amount) is ever avoided, rescinded, set aside or must otherwise be returned or repaid by Administrative Agent, Collateral Agent or any Lender, whether in bankruptcy, reorganization, insolvency or similar proceedings involving the Credit Parties or otherwise, then such amount and the obligations and liability of the Credit Parties under the Credit Agreement and the other Credit Documents shall immediately be reinstated with full force and effect, without need for any action by any Person, and shall be enforceable against the Credit Parties and their successors and assigns as if such payment had never been made.

In addition, each Credit Party hereby releases, acquits, and forever discharges Administrative Agent, Collateral Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Administrative Agent, Collateral Agent and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Credit Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Administrative Agent, Collateral Agent or the Lenders existing or occurring prior to the date of this letter or any instrument executed prior to the date of this letter including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other of the Credit Documents. The provisions of this paragraph shall be binding upon each Credit Party and shall inure to the benefit of Administrative Agent, Collateral Agent, the Lenders, and their respective heirs, executors, administrators, successors and assigns.

This letter shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made or to be performed in that State. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same letter. Delivery of an executed counterpart of this letter agreement by electronic mail in .pdf form shall be as effective as delivery of a manually executed counterpart hereof.

[signature pages follow]

Very truly yours,

Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Lead Arranger and Collateral Agent

By:	/s/ Justin Betzen
Name: Justin Betzen
Title: Senior Vice President

Attis Payoff Letter

Agreed and acknowledged
as of the date first written above:

ATTIS INDUSTRIES INC.

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Chief Executive Officer

ATTIS OPERATIONS INC.

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Chief Executive Officer

ADVANCED LIGNIN BIOCOMPOSITES LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

ATTIS ENVICARE MEDICAL WASTE, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

ATTIS GENETICS, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

ATTIS HEALTHCARE, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

Attis Payoff Letter

ATTIS INNOVATIONS, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

MOBILE SCIENCE TECHNOLOGIES, INC.

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Vice President

RED X MEDICAL LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

INTEGRITY LAB SOLUTIONS, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

LGMG, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

WELNESS BENEFITS, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

ATTIS FEDERAL LABS, LLC

By:	/s/ Dennis Loudermilk
Name:	Dennis Loudermilk
Title:	Manager

ATTIS COMMERCIAL LABS, LLC

By:	/s/ Jeffrey S. Cosman
Name:	Jeffrey S. Cosman
Title:	Manager

Attis Payoff Letter

Annex A

UCC-3 Termination Statements and Other Releases

[omitted]